UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 15, 2016

TARGET CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	No. 41-0215170
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1000 Nicollet Mall, Minneapolis, Minnesota 55403

(Address of principal executive offices)  (Zip Code)

(612) 304-6073

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events

Target Corporation (the “Company”) announced on April 15, 2016 the initial results and upsizing, and announced on April 18, 2016 the pricing, of its previously announced tender offers for up to applicable maximum payment amounts of certain outstanding debt securities of the Company. Copies of the press releases are attached as Exhibits 99.1 and 99.2 to this report and are incorporated herein by reference.

Item 9.01.                  Financial Statements and Exhibits

(d)      Exhibits

  99.1                  Press Release dated April 15, 2016

  99.2                  Press Release dated April 18, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGET CORPORATION

Date: April 18, 2016	By:	/s/ Timothy R. Baer
Timothy R. Baer
Executive Vice President,
Chief Legal Officer and Corporate Secretary

Index to Exhibits

Exhibit No.	Description	Method of Filing

99.1	Press Release dated April 15, 2016	Electronic Transmission
99.2	Press Release dated April 18, 2016	Electronic Transmission